UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

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GrabAGun Digital Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2026

NOTICE OF ANNUAL MEETING OF

SHAREHOLDERS AND PROXY STATEMENT

PROXY STATEMENT SUMMARY

Letter from our Lead Independent Director

Dear Fellow Shareholders,

GrabAGun’s first year as a public company was defined by execution — on strategy, on platform, and on governance. I appreciate the depth of commitment and engagement from our entire Board, and our constructive interactions with Chairman and CEO Marc Nemati and the rest of GrabAGun’s leadership team. This is a group that takes its obligations to shareholders seriously, and that has been evident from day one.

Independent Oversight

The independent directors of this Board are genuinely engaged — not nominally so. In our first year, we exercised active oversight across capital allocation, vendor relationships, M&A process discipline, and board composition. Strong, independent governance is not something we intend to grow into. It is the standard we set from the beginning.

Driving Growth, Managing Capital

The Board’s engagement with GrabAGun’s strategy in 2025 centered on platform investment, capital discipline, and the emerging opportunity represented by PEW Logistics. Management’s investment in a new headquarters and fulfillment facility, sized for growth well beyond 2026, and its repurchase of $8.9 million of shares reflect a capital allocation philosophy the board endorses: deploy with conviction when the purpose and return profile are clear — and hold the standard when they are not. GrabAGun’s balance sheet is a competitive advantage, and we intend to keep it that way.

A Board Built for This Company

Following this Annual Meeting, the Board will reduce from nine directors to eight. The Board believes that a focused, eight director composition, with a clear independent majority, is the right structure for this stage. A leaner Board sharpens accountability and ensures every seat carries genuine responsibility. Five of the eight directors are independent under NYSE rules, and the Board brings together experience in public company finance, firearms policy and law, corporate governance, communications, capital markets, and technology.

Executive Compensation

As an emerging growth company, GrabAGun is not subject to an advisory say-on-pay vote at this time. Nevertheless, the Compensation Committee approached executive pay in our first public year with care. In 2025, with formal Annual Incentive Plan metrics not yet in place at the time of the Business Combination, the Board approved a one-time discretionary bonus for our named executive officers — appropriate for a year that required the leadership team to simultaneously operate the business, complete a public listing, and build the infrastructure of a NYSE-listed company. For 2026, formal Annual Incentive Plan metrics and targets are operational. Cash compensation is now tied to defined performance outcomes, and equity awards vest over three years — aligning management’s long-term interests with those of shareholders.

Your trust in this Board is something we do not take for granted. We look forward to reporting back to you after another year of strong execution — on strategy, on platform, and on governance.

Sincerely,

Kelly Reisdorf

Lead Independent Director

GrabAGun Digital Holdings Inc.

April 30, 2026

“GrabAGun's customer base includes hunters and competitive shooters, first-time buyers, veterans, and Americans across every demographic who have chosen to exercise a constitutional right legally and responsibly. Serving that community well begins with governing this company well — and that is a responsibility this Board takes seriously every day.”

GrabAGun 200 East Beltline Road, Suite 403 Coppell, Texas 75019

Notice of Annual Meeting of Shareholders Date and Time Tuesday, June 23, 2026 at 10:00 a.m., Central Time Meeting Website www.proxydocs.com/PEW Record Date April 24, 2026

To the shareholders of GrabAGun,

On behalf of the Board of Directors, I am honored to invite you to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of GrabAGun Digital Holdings Inc. (“GrabAGun” or the “Company”).

GrabAGun will hold its Annual Meeting on Tuesday, June 23, 2026, at 10:00 a.m., Central time, solely by means of remote communication via the internet (a “virtual meeting”). All shareholders as of April 24, 2026 (the “Record Date”), will be able to attend, vote, and participate in the meeting by remote communication. To attend, you must register at www.proxydocs.com/PEW. After you register, you will receive instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. You will not be able to attend the Annual Meeting in person. For additional information about participating in the Annual Meeting, see “Attending the Annual Meeting” in the accompanying Proxy Statement beginning on page 44.

Agenda

At the Annual Meeting, shareholders will consider and vote on the following matters:

	1.	Proposal 1: Election of eight directors to each serve a one-year term ending at the 2027 Annual Meeting of Shareholders;
	2.	Proposal 2: Ratification of the appointment of Weaver and Tidwell, L.L.P. as GrabAGun’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
	3.	Any such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees named in Proposal 1 and “FOR” Proposal 2. Information about the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

Voting Your Shares

Shareholders of record who hold shares of GrabAGun common stock, par value $0.0001 per share (“shares”), as of the close of business on the Record Date are entitled to vote at the Annual Meeting.

You may submit a proxy to vote your shares in advance of the Annual Meeting by any of the following means:
Internet Please register at www.proxydocs.com/PEW and submit a proxy to vote your shares by 10:59 p.m., Central time, on Monday, June 22, 2026.
Telephone Please call the number on your proxy card to submit a proxy to vote your shares until 10:59 p.m., Central time, on Monday, June 22, 2026.

Mail

If you received printed copies of the proxy materials and prefer to submit a proxy to vote your shares by mail, please complete, sign, date, and return your proxy card by mail so that it is received prior to the Annual Meeting.

You may also attend and vote at the Annual Meeting.
Virtual Annual Meeting You may attend the Annual Meeting virtually and cast your vote at www.proxydocs.com/PEW.

Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee (see information in the Proxy Statement under “Voting Your Shares - Beneficial Owners or Holders in Street Name”).

This notice is being delivered to the holders of shares as of the close of business on April 24, 2026, the record date fixed by the Board of Directors for the purposes of determining the GrabAGun shareholders entitled to receive notice of, and to vote at, the Annual Meeting, and constitutes notice of the Annual Meeting under Texas law.

By Order of the Board of Directors,

Jonathan B. Wolens

Corporate Secretary

Coppell, Texas

April 30, 2026

Important Notice of Internet Availability Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Tuesday, June 23, 2026: This year we will take advantage of the rules of the U.S. Securities and Exchange Commission (the “SEC”) that allow us to furnish our proxy materials over the Internet. As a result, we are sending a Notice of Internet Availability to our shareholders which will contain instructions on how to access our proxy materials on the Internet, as well as instructions on how shareholders may obtain a paper copy of our proxy materials. The Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the fiscal year ended December 31, 2025, accompany this notice and are available at www.proxydocs.com/PEW.

Proxy Statement

The enclosed proxy is being solicited on behalf of GrabAGun Digital Holdings Inc., a Texas corporation, by our board of directors (the “Board of Directors” or the “Board”) for use at our Annual Meeting to be held at 10:00 a.m., Central Time, on Tuesday, June 23, 2026, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held virtually for the following purposes:

1.
To elect eight directors to each serve a one-year term ending at the 2027 Annual Meeting of Shareholders.
2.
To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
To transact any such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As permitted by the SEC, the Company is providing access to its proxy materials online under the SEC’s “notice and access” rules. As a result, unless you previously requested electronic or paper delivery on an ongoing basis, the Company is mailing to its shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the proxy statement and a form of proxy card or voting instruction card. The Notice of Internet Availability contains instructions on how to access such proxy materials online. The Notice of Internet Availability is first being mailed, and the proxy materials are expected to be made available, to the Company’s shareholders on or about April 30, 2026.

2026 PROXY STATEMENT	i

ii

FORWARD-LOOKING STATEMENTS

Except for historical and factual information contained herein, matters set forth in our 2026 proxy materials identified by words such as “expects,” “believes,” “will” and similar expressions are forward-looking statements under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the “safe harbor” protection thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only and are subject to uncertainties. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the SEC, including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Actual events and results may differ materially from those anticipated by us in those statements due to several factors, including those disclosed in our other filings with the SEC. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

2026 PROXY STATEMENT	iii

EXPLANATORY NOTE

On July 15, 2025, GrabAGun Digital Holdings Inc., a Texas corporation (“GrabAGun” or the “Company”) consummated the transactions contemplated by that certain Business Combination Agreement dated as of January 6, 2025 (the “Merger Agreement”), by and among the Company, Metroplex Trading Company LLC, doing business as GrabAGun.com (“Metroplex”), Colombier Acquisition Corp. II (“Colombier”), Gauge II Merger Sub, LLC, and, upon subsequent execution of a joinder, Gauge II Merger Sub Corp. (the “Business Combination”). Following the Business Combination, the Company became the public parent of Metroplex, and continues to operate its business through Metroplex (as a subsidiary of the Company) and its other direct and indirect subsidiaries.

Unless otherwise indicated or the context otherwise requires, references in this Proxy Statement to “GrabAGun,” the "Company," “we,” “us” or “our” are intended to refer to (i) following the Business Combination, GrabAGun Digital Holdings Inc. and its consolidated subsidiaries, and (ii) prior to the Business Combination, Metroplex Trading Company LLC.

2026 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY

Proxy Statement Summary

This section summarizes important information contained in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) but it does not contain all the information that you should consider when casting your vote. Please review the entire Proxy Statement and our Annual Report carefully before voting.

Your Vote Is Important

How to Vote

You are encouraged to vote your shares before the meeting and are eligible to vote if you were a shareholder as of the close of business on April 24, 2026.

Online (before the meeting) go to www.proxydocs.com/PEW	By phone Call the number listed on the proxy card

By mail Complete, sign and date the enclosed proxy card and return it in the envelope	During the online meeting You may attend the annual meeting by logging into the annual meeting website and following the instructions

Proposals for Your Vote

Proposal		Page	Board Recommendation
1	Election of eight directors to each serve a one-year term ending at the 2027 Annual Meeting of Shareholders	4	✓ FOR each of the Board’s nominees
2	Ratification of the appointment of Weaver and Tidwell, L.L.P. as GrabAGun’s independent registered public accounting firm for the fiscal year ending December 31, 2026	23	✓ FOR

2

PROXY STATEMENT SUMMARY

About GrabAGun

The Second Amendment is in our blood.

“A well regulated Militia, being necessary to the security of a free State, the right of the people to keep and bear Arms, shall not be infringed.”

We believe that it is our American duty to help everyone, from first-time buyers to long-term enthusiasts, understand and legally secure their firearms and accessories.

At GrabAGun, our mission is to provide customers with a wide variety of the highest quality firearms and accessories at the lowest prices. Our unique ability to leverage software to increase speed to market and reduce costs allows us to pass along savings and efficiencies to our customers.

Our platform is built for the next generation of firearms enthusiasts and sportsmen; on a premier tech stack for the 2A sector that supports demand prediction, procurement, and regulatory compliance; on deep relationships and direct integration into the system of America’s firearms manufacturers and distributors; and on over a decade of customer trust.

With our team’s experience and expertise in growing digital marketplaces, and the support of our customers and shareholders, we believe we can fuel a revolution in firearms purchases for the next generation of defenders, sportsmen and enthusiasts.

2026 PROXY STATEMENT	3

PROPOSAL 1 – ELECTION OF DIRECTORS

Proposal 1 – Election of Directors

Election of eight directors to each serve a one-year term ending at the 2027 Annual Meeting of Shareholders

Our Board has been carefully and thoughtfully built with a mix of individuals who possess the necessary skills and experience to effectively oversee our business. The Board has nominated the following eight currently serving directors for election at the Annual Meeting, each of whom joined our Board upon the closing of our Business Combination in July 2025: (1) Marc Nemati, (2) Matthew Vittitow, (3) Chris Cox, (4) Collins Idehen Jr., (5) Andrew J. Keegan, (6) Blake Masters, (7) Kelly Reisdorf and (8) Donald J. Trump Jr. Dusty Wunderlich was not nominated for reelection at this year's Annual Meeting at the mutual agreement of the Nominating and Corporate Governance Committee and Mr. Wunderlich. The Board expects to decrease the size of the Board from nine directors to eight directors immediately following the Annual Meeting upon the completion of Mr. Wunderlich’s term. We believe that any deadlock risk from having an even number of directors is small, and that an even board structure will necessitate deeper discussion and compromise, leading to more considered and unified outcomes.

Biographical information for each nominee follows this proposal. For information about our policies and practices related to our Board, see “Corporate Governance”, beginning on page 11.

If elected, the nominee will serve a one-year term that expires at the next annual meeting of shareholders. Unless otherwise instructed, the proxyholders will vote proxies “FOR” each of the nominees of the Board. Each nominee has consented to being named in this Proxy Statement and agreed to serve if elected. The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. However, if any of the Board’s nominees are unable to serve as director at any point prior to the Annual Meeting or any adjournment or postponement thereof, the Board may reduce the size of the Board or nominate another candidate for election. If the Board nominates a new candidate, unless otherwise provided, the form of proxy attached to this Proxy Statement permits the proxyholders to use their discretion to vote for that candidate.

Five of the eight director nominees qualify as independent directors under NYSE rules.

Vote Required

Provided that a quorum is present at the Annual Meeting, a majority of the shares of stock present virtually or by proxy at the Annual Meeting and entitled to vote on this proposal is required for the election of directors. You may vote “FOR,” “AGAINST” or “ABSTAIN” any one or more of the nominees. To elect a nominee, the shares voted “FOR” such nominee must exceed the number of shares voted “AGAINST” that nominee. An abstention will have the same effect as a vote “AGAINST” a nominee. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote your shares with respect to the election of directors. Any shares not voted will be treated as broker non-votes, and broker non-votes will have no effect on the results of the election of directors.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

4

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees for Our Board of Directors

Set forth below are the nominees for election as directors for terms expiring at the 2027 Annual Meeting of Shareholders. Messrs. Nemati and Vittitow are also being nominated for election as directors and their information is included in the “Executive Compensation” section below, beginning on page 26.

Chris Cox

Director President of Capitol 6 Advisors LLC Age 55

Professional Highlights

Chris Cox has served as a director of the Company since the closing of the Business Combination on July 15, 2025. Mr. Cox has been the President of Capitol 6 Advisors LLC, a consulting firm that provides long-range strategic public policy and public affairs consulting, crisis management and brand positioning services, since July 2019 and the President of Caliber Contact, a company providing campaign services, since April 2023. Mr. Cox served various roles at the National Rifle Association of America (“NRA”), most recently as the Executive Director of the NRA’s Institute for Legislative Action from April 2002 to July 2019. Mr. Cox has appeared on a variety of national news programs and networks, including Fox News Sunday, Tucker Carlson Tonight, Hannity, The Kelly File with Megyn Kelly, This Week with George Stephanopoulos, CNN, ABC, NBC and CBS. He has been published in The New York Times, the Washington Post, and other publications and was a primetime speaker during the 2016 Republican National Convention.

Qualifications

Mr. Cox’s extensive experience in the legislative field for gun rights and public affairs makes him well-qualified as a member of the Board.

Education

Mr. Cox is a graduate of Rhodes College in Memphis.

2026 PROXY STATEMENT	5

PROPOSAL 1 – ELECTION OF DIRECTORS

Andrew J. Keegan

Director Chief Financial Officer of MAS HVAC Age 42

Professional Highlights

Andrew J. Keegan has served as a director of the Company since the closing of the Business Combination on July 15, 2025. Mr. Keegan serves as the Chief Financial Officer of MAS HVAC, a designer and producer of cooling solutions for the industrial and data center space. Prior to that, he served as the Chief Financial Officer of Revelyst Inc., a designer and manufacturer of outdoor products, from November 2024 until September 2025. Revelyst was a New York Stock Exchange-listed company until its acquisition by a private equity firm in January 2025. Revelyst was initially spun off in November 2024 from Vista Outdoor Inc., where Mr. Keegan previously served in various roles from February 2015 to November 2024. Vista Outdoor was a New York Stock Exchange-listed company with a portfolio of multiple brands across the outdoor recreation and shooting sports industry. He served as the Chief Financial Officer of Vista Outdoor from November 2022 to November 2024. Mr. Keegan served as the Director of SEC Reporting at Alliant Techsystems Inc. (ATK), the predecessor of Vista Outdoor, from October 2012 to February 2015. Mr. Keegan began his career as an accountant at Deloitte in its audit department from 2006 to 2012, auditing both publicly traded and privately held companies.

Qualifications

Mr. Keegan’s extensive executive leadership experience as a public company executive officer in finance, accounting and treasury and knowledge of the outdoor recreation and shooting sports industry makes him well-qualified as a member of the Board. He also brings transactional expertise in mergers and acquisitions and capital markets.

Education

Mr. Keegan received his bachelor’s degree in accounting and management from St. John’s University.

6

PROPOSAL 1 – ELECTION OF DIRECTORS

Collins Iyare Idehen Jr.

Director Age 42

Professional Highlights

Collins Iyare Idehen Jr., professionally known as Colion Noir, has served as a director of the Company since the closing of the Business Combination on July 15, 2025. Mr. Idehen is an attorney, Second Amendment rights advocate, and influential media personality. His legal practice in Texas is focused on Second Amendment rights. His commentary on gun rights led to his collaboration with the NRA in 2013. In May 2014, he hosted the web series “NOIR,” combining his legal expertise with his passion for firearms to engage a broad audience. Beyond his work with the NRA, Mr. Idehen has established a significant digital presence. Through his YouTube channel, he provides insightful commentary on firearm-related topics, legal analyses, and discussions on constitutional rights. Mr. Idehen’s contributions extend to traditional media as well. His media appearances include guest spots on platforms such as “The Joe Rogan Experience” and HBO’s “Real Time with Bill Maher,” where he discusses topics ranging from gun rights to broader social issues.

Qualifications

Mr. Idehen’s experience as a Second Amendment rights attorney and his established voice in the discourse on gun rights and constitutional freedoms makes him well-qualified as a member of the Board.

Education

Mr. Idehen received his Bachelor of Arts in Political Science from the University of Houston, followed by a Juris Doctor from the Thurgood Marshall School of Law at Texas Southern University.

2026 PROXY STATEMENT	7

PROPOSAL 1 – ELECTION OF DIRECTORS

Blake Masters

Director Director of PSQ Holdings, Inc. Age 39

Professional Highlights

Blake Masters has served as a director of the Company since the closing of the Business Combination on July 15, 2025. Mr. Masters has been a director of PSQ Holdings, Inc. (NYSE: PSQH), a payments and financial infrastructure company that builds and operates financial infrastructure in highly regulated environments for industries underserved by traditional financial institutions, since July 2023. Mr. Masters is a successful entrepreneur and venture capital investor. Mr. Masters co-founded Judicata, Inc., a legal intelligence software company, in 2012 and served as its co-founder until 2014. From February 2018 to March 2022, Mr. Masters was the Chief Operating Officer of Thiel Capital, an investment firm that specializes in the technology sector. From July 2015 to March 2022, Mr. Masters also served as the President of the Thiel Foundation, a nonprofit that promotes science and innovation, and currently serves on the foundation’s board of directors. Mr. Masters was Arizona’s GOP nominee for the U.S. Senate in 2022. In 2014, Mr. Masters co-authored with Peter Thiel, the book “Zero to One: Notes on Startups, or How to Build the Future,” which quickly became a #1 New York Times bestseller in the U.S., selling more than 3 million copies globally.

Qualifications

Mr. Masters’ deep background in technology growth companies, as an entrepreneur and investor, and his experience as a public company director make him well-qualified as a member of the Board.

Education

Mr. Masters received his J.D. from Stanford Law School and his B.S. degree in Political Science from Stanford University.

8

PROPOSAL 1 – ELECTION OF DIRECTORS

Kelly Reisdorf

Director Chief Executive Officer of USA Shooting Inc. Age 47

Professional Highlights

Kelly Reisdorf has served as a director of the Company since the closing of the Business Combination on July 15, 2025. Ms. Reisdorf has served as the Chief Executive Officer of USA Shooting Inc., the national governing body for Olympic shooting sports under the United States Olympic & Paralympic Committee (“USOPC”), since March 2024. In this capacity, she oversees all strategic, operational, and financial aspects of the organization, including elite athlete development programs, national team operations, revenue generation, stakeholder relations, and compliance with USOPC and international federation requirements. Also, Ms. Reisdorf has served as the Chief Executive Officer of Atlas Advisory Group LLC, a strategic communications firm specializing in crisis support, special situations, shareholder activist scenarios, corporate governance, and restructuring/turnaround activities since December 2022 and is a founder of the firm. From April 2015 to December 2022, Ms. Reisdorf served various roles at Vista Outdoor Inc., which was a New York Stock Exchange-listed company with a portfolio of multiple brands across the outdoor recreation and shooting sports industry. She served as the Chief Communications Officer and General Manager of Vista Outdoor from April 2018 to December 2022, overseeing communications, government affairs, and investor relations functions.

Qualifications

Ms. Reisdorf’s executive leadership experience, corporate governance expertise, and extensive experience operating in the outdoor recreation and shooting sports industry and knowledge of the broad range of products used in the industry make her well-qualified as a member of the Board.

Education

Ms. Reisdorf holds a Bachelor of Arts in Business Administration from Bethel University and a Master of Business Administration with a concentration in Accounting from Capella University. She is currently pursuing a Ph.D. in Public Policy at Liberty University, where her doctoral research focuses on Chinese Affairs and their implications for global policy.

2026 PROXY STATEMENT	9

PROPOSAL 1 – ELECTION OF DIRECTORS

Donald J. Trump Jr.

Director Director of Trump Media & Technology Group Corp Age 48

Professional Highlights

Donald J. Trump Jr. has served as a director of the Company since the closing of the Business Combination on July 15, 2025. Mr. Trump has served as a Partner at 1789 Capital, an investment firm that provides financing to companies in the budding EIG economy, since November 2024. Mr. Trump has served as an Executive Vice President at The Trump Organization since September 2001, where he helps oversee the company’s extensive real estate portfolio, media and other business interests around the globe. Over the course of his career, Mr. Trump has played a critical role in many of the company’s most successful real estate development projects, including the Trump International Hotel & Tower in Chicago, Trump International Hotel in Washington D.C. and many others. Mr. Trump’s involvement in those projects was extensive, ranging from the initial deal evaluation stage, analysis and pre-development planning to construction, branding, marketing, operations, sales, and leasing. Mr. Trump has also spearheaded efforts to further expand the Trump brand globally and has overseen large segments of The Trump Organization’s commercial leasing business involving properties such as Trump Tower on Fifth Avenue and 40 Wall Street in downtown Manhattan. Since December 2024, Mr. Trump has served on the board of directors of PSQ Holdings, Inc. (NYSE: PSQH). Since December 2024, Mr. Trump has served as a consultant to GrabAGun. Since March 2024, Mr. Trump has served on the board of directors of Trump Media & Technology Group Corp. (NASDAQ: DJT). In addition to his real estate interests, Mr. Trump is an accomplished and sought-after speaker. He has spoken extensively throughout the United States and around the world and maintains an influential social media presence. He was also featured as an advisor on the highly acclaimed NBC shows “The Apprentice” and “The Celebrity Apprentice.”

Qualifications

Mr. Trump’s extensive business experience, executive leadership experience and prior public company board service make him well qualified to serve as a member of the Board.

Education

Mr. Trump received his bachelor’s degree in Finance and Real Estate from the Wharton School of Finance at the University of Pennsylvania.

10

CORPORATE GOVERNANCE

Corporate Governance

Board Composition

Our Board currently consists of nine directors, five of whom qualify as independent directors under NYSE rules. All directors elected at the Annual Meeting will be elected for terms expiring at the 2027 annual meeting of shareholders or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. The Board expects to decrease the size of the Board from nine directors to eight directors immediately following the Annual Meeting upon the completion of Mr. Wunderlich’s term. We believe that any deadlock risk from having an even number of directors is small, and that an even board structure will necessitate deeper discussion and compromise, leading to more considered and unified outcomes.

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of its business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Director Independence

As a result of our shares being listed on the NYSE following the closing of our Business Combination, GrabAGun is required to comply with the applicable rules of such exchange in determining whether a director is independent. The Nominating and Corporate Governance Committee has determined that each of (1) Chris Cox, (2) Andrew J. Keegan, (3) Blake Masters, (4) Collins Idehen Jr., and (5) Kelly Reisdorf qualifies as “independent” as defined under applicable NYSE rules, and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE relating to director independence requirements. In making these determinations, the Board examined information provided by the directors and GrabAGun with regard to each director’s business and personal activities and relationships as they may relate to GrabAGun and its management, including the beneficial ownership of capital stock by each non-employee director and the transactions involving them as described in the section entitled “Certain Relationships and Related Person Transactions.”

In addition, GrabAGun is subject to the rules of the SEC and NYSE relating to the membership, qualifications and operations of its Board committees, as discussed below.

Board Meetings and Attendance

Our Board of Directors held four meetings from the closing of the Business Combination on July 15, 2025 through the end of the fiscal year ended December 31, 2025. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which he or she served during the fiscal year ended December 31, 2025 (in each case, which were held during the period for which he or she was a director and/or a member of the applicable committee), except for Collins Idehen Jr. who was unable to attend one set of meetings for the committees and Board of Directors, and therefore only attended 67% of the meetings of the Board of Directors and committees of the Board of Directors on which he served.

2026 PROXY STATEMENT	11

CORPORATE GOVERNANCE

Board Committees

The Board directs the management of the Company’s business and affairs, as provided by Texas law, and conducts its business through meetings of the Board of Directors and standing committees. Our Board has four standing committees: (1) an Audit Committee, (2) a Compensation Committee, (3) a Nominating and Corporate Governance Committee, and (4) a Mergers and Acquisitions Committee, each of which operates under a written charter.

From time to time, special committees may be established under the direction of the Board when the Board deems it necessary or advisable to address specific issues. Current copies of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters are posted on the Investor Relations section of our website, www.grabagun.com, as required by applicable SEC and NYSE rules. The information on or available through our website is not deemed incorporated by reference into this Proxy Statement and should not be considered part of this Proxy Statement or any other filing we make with the SEC.

The table below shows the membership of each standing committee along with the number of meetings held from the closing of the Business Combination on July 15, 2025 through the end of the fiscal year ended December 31, 2025:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Mergers and Acquisitions Committee

Chris Cox		X	X

Andrew J. Keegan	Chair			X

Collins Iyare Idehen Jr.			Chair

Blake Masters	X	X

Kelly Reisdorf	X	Chair	X	X

Dusty Wunderlich				X*

Marc Nemati				Chair

	2 Meetings Held	2 Meetings Held	2 Meetings Held	14 Meetings Held

* Mr. Wunderlich’s term on the Mergers and Acquisitions Committee will expire at the Annual Meeting, as he is not seeking reelection to the Board.

12

CORPORATE GOVERNANCE

Audit Committee

Andrew J. Keegan (chair) Blake Masters Kelly Reisdorf

GrabAGun’s Audit Committee consists of Andrew J. Keegan (chair), Blake Masters and Kelly Reisdorf. The Board has determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the NYSE and that Mr. Keegan qualifies as an “audit committee financial expert” within the meaning of SEC regulations. In addition, each member of GrabAGun’s Audit Committee meets the requirements for financial literacy under the applicable NYSE rules. In making this determination, the Board examined each Audit Committee member’s formal education and previous and current experience in financial and accounting roles.

The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to GrabAGun’s accounting, financial, and other reporting and internal control practices and to oversee its independent registered accounting firm. Specific responsibilities of the Audit Committee include, among other things:

•
appointing, compensating, retaining, evaluating, terminating and overseeing GrabAGun’s independent registered public accounting firm;
•
discussing with GrabAGun’s independent registered public accounting firm their independence from management;
•
reviewing with GrabAGun’s independent registered public accounting firm the scope and results of their audit;
•
setting the compensation of GrabAGun’s independent auditor;
•
pre-approving all audit and permissible non-audit services to be performed by GrabAGun’s independent registered public accounting firm;
•
overseeing the financial reporting process and discussing with management and GrabAGun’s independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•
reviewing and monitoring GrabAGun’s accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
•
establishing policies regarding the hiring of employees or former employees of the independent auditor;
•
preparing the audit committee report required by SEC rules;
•
discussing generally the type and presentation of information to be disclosed in GrabAGun’s earnings press releases;

2026 PROXY STATEMENT	13

CORPORATE GOVERNANCE

Audit Committee

•
reviewing and discussing with GrabAGun’s management and independent auditor GrabAGun’s quarterly financial statements;
•
coordinating the Board’s oversight of GrabAGun’s internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•
coordinating the Board’s oversight of the performance of GrabAGun’s internal audit function;
•
discussing GrabAGun’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which GrabAGun’s exposure to risk is handled;
•
reviewing and discussing with management GrabAGun’s major risk exposures, including financial, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational risks, and the steps GrabAGun takes to prevent, detect, monitor and actively manage such exposures;
•
establishing procedures for (i) the receipt, retention and treatment of complaints received by GrabAGun regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of GrabAGun of concerns regarding questionable accounting or auditing matters;
•
reviewing GrabAGun’s policies and procedures for reviewing and approving “related party transactions;”
•
discussing with GrabAGun’s General Counsel (i) any legal matters that may have a material impact on GrabAGun’s financial statements, accounting policies, compliance with applicable laws and regulations and (ii) any material reports, notices or inquiries received from regulators or governmental agencies; and
•
reviewing and approving GrabAGun’s entry into swaps and adopting and reviewing annually a policy related to GrabAGun’s use of non-financial end-user exception, to the extent applicable.

The composition and function of the Audit Committee complies with applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE listing rules.

14

CORPORATE GOVERNANCE

Compensation Committee

Kelly Reisdorf (chair) Chris Cox Blake Masters

GrabAGun’s Compensation Committee consists of Kelly Reisdorf (chair), Chris Cox and Blake Masters. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The Board has determined that each of such directors is “independent” as defined under the applicable NYSE listing standards, including the standards specific to members of a Compensation Committee. The Compensation Committee’s responsibilities include, among other things:

•
reviewing and approving corporate goals and objectives relevant to the compensation of GrabAGun’s Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the Board regarding the compensation of our Chief Executive Officer;
•
reviewing and setting or making recommendations to the Board regarding the compensation of GrabAGun’s other executive officers;
•
reviewing and setting or making recommendations to the Board regarding the compensation of GrabAGun’s senior executives;
•
making recommendations to the Board regarding the compensation of GrabAGun’s non-employee directors;
•
reviewing and approving or making recommendations to the Board regarding GrabAGun’s incentive compensation and equity-based plans and arrangements;
•
exercising all rights, authority and functions of the Board under all of GrabAGun’s stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules;
•
preparing the Compensation Committee report if and to the extent then required by SEC rules; and
•
appointing and overseeing any compensation consultants, legal counsel or other advisors.

The composition and function of the Compensation Committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and the NYSE listing rules.

2026 PROXY STATEMENT	15

CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

Collins Idehen Jr. (chair) Chris Cox Kelly Reisdorf

GrabAGun’s Nominating and Corporate Governance Committee consists of Collins Idehen Jr. (chair), Chris Cox and Kelly Reisdorf. The Board has determined that each of such directors is “independent” as defined under the applicable listing standards of the NYSE. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

•
identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board;
•
recommending to the Board the nominees for election to the Board at annual meetings of GrabAGun’s shareholders;
•
approving the criteria for selecting nominees for directors to GrabAGun;
•
retaining and terminating any search firm to be used to identify director nominees, including authority to approve search firm’s fees and other retention terms;
•
reviewing the composition of each committee of the Board and making recommendations to the Board for changes or rotation of committee members, the creation of additional committees and changes to committee charters;
•
developing and recommending to the Board a set of corporate governance guidelines;
•
reviewing the Board’s leadership structure;
•
overseeing an evaluation of the Board and its committees; and
•
overseeing a review of the Board on succession planning for executive officers.

The composition and function of the Nominating and Corporate Governance Committee complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and NYSE listing rules.

16

CORPORATE GOVERNANCE

Mergers and Acquisitions Committee

Marc Nemati (chair) Andrew J. Keegan Kelly Reisdorf Dusty Wunderlich

The Board established the Mergers and Acquisitions Committee as a standing committee in August 2025 to assist the Board in evaluating potential acquisitions, strategic investments, mergers, divestitures, and similar strategic transactions and to oversee management’s execution of any such strategic transactions. The Mergers and Acquisitions Committee’s responsibilities include, among other things:

•
reviewing and providing guidance to management and the Board with respect to the Company’s mergers and acquisitions strategies;
•
assisting management and the Board with the identification of mergers and acquisitions opportunities
•
overseeing management and the Board’s due diligence process with respect to proposed transactions;
•
reviewing mergers and acquisitions candidates with management, when and as appropriate. In connection with such review, the Committee has the following authority and responsibilities:
•
considering proposed cash transactions involving a total purchase price as estimated by management of up to $25 million, and, if applicable, approving such transactions on behalf of the Board; provided, that the Committee shall have the discretion to require full Board approval for any acquisition of a company with material contingent liabilities or involving a related party; and
•
considering and making recommendations to the Board as to proposed transactions utilizing Company equity or involving a total purchase price as estimated by management in excess of $25 million;
•
retaining and terminating advisors to assist in discharging its duties, including approving such advisors’ fees and retention terms; and
•
providing reports of its meetings and activities to the full Board on a regular basis.

2026 PROXY STATEMENT	17

CORPORATE GOVERNANCE

Role of the Board in Risk Oversight/Risk Committee

One of the key functions of the Board is the informed oversight of GrabAGun’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. For example, the Audit Committee is responsible for overseeing the management of risks associated with GrabAGun’s financial reporting, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational matters; and GrabAGun’s Compensation Committee oversees the management of risks associated with our compensation policies and programs.

Oversight of Cybersecurity Risks

GrabAGun faces a number of risks, including cybersecurity risks. The Audit Committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, at its regularly scheduled meetings, the Audit Committee receives regular reports from GrabAGun’s management on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures. Management works with third-party service providers to maintain appropriate controls. We believe this division of responsibilities is the most effective approach for addressing GrabAGun’s cybersecurity risks and that the Board leadership structure supports this approach.

Limitation on Liability and Indemnification of Directors and Officers

Our Amended and Restated Certificate of Formation and Amended and Restated Bylaws, which were effective upon consummation of the Business Combination (collectively, the “Charter Documents”), contain provisions that, to the fullest extent permitted by Texas law, eliminate the personal liability of GrabAGun’s directors and certain officers for monetary damages resulting from breaches of certain fiduciary duties as a director or officer. The Charter Documents require GrabAGun to indemnify and advance expenses to, to the fullest extent permitted by applicable law, its directors, officers and agents. GrabAGun plans to maintain a directors’ and officers’ insurance policy pursuant to which GrabAGun’s directors and officers are insured against liability for actions taken in their capacities as directors and officers. Finally, the Charter Documents prohibit any retroactive changes to the rights or protections or increasing the liability of any director or officer in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

We believe these provisions in the Charter Documents are necessary to attract and retain qualified persons as directors and officers.

In addition, GrabAGun has entered into separate indemnification agreements with our directors, officers, and certain employees containing provisions which are in some respects broader than the specific indemnification provisions contained in the Texas Business Organizations Code. These agreements, among other things, require GrabAGun to indemnify its directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as one of GrabAGun’s directors or officers or any other company or enterprise to which the person provides services at GrabAGun’s request.

18

CORPORATE GOVERNANCE

Corporate Governance Guidelines and Code of Business Conduct

The Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to the Company. In addition, the Board has adopted a Code of Business Conduct and Ethics that applies to all of the Company's employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of GrabAGun’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics are posted on the Corporate Governance portion of the Investor Relations section of GrabAGun’s website at www.grabagun.com. GrabAGun intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Current Report on Form 8-K.

Board Leadership Structure

Mr. Nemati serves as our Chairman of the Board and Chief Executive Officer. Currently, the Board believes that having Mr. Nemati serve in the combined role best positions the Company to compete successfully and advance our shareholders’ interests. Mr. Nemati’s significant history with and extensive knowledge of GrabAGun enable him to drive strategy and agenda-setting at the Board level, while maintaining responsibility for executing on that strategy as CEO.

In circumstances where the Chairman of the Board is not independent, it is the Board’s policy, consistent with our Corporate Governance Guidelines, to designate a Lead Independent Director in order to strengthen board independence and performance. Ms. Reisdorf has been our Lead Independent Director since July 2025, and will continue to serve as our Lead Independent Director for fiscal year 2026 subject to her reelection to the Board by our shareholders at the Annual Meeting.

Clawback Policy

We have adopted a Dodd-Frank Compensation Recovery Policy (the “Clawback Policy”) in accordance with NYSE and SEC Rules, pursuant to which the Company will seek to recover any “erroneously awarded” incentive-based compensation received by current or former executive officers during the three completed fiscal years preceding the date the Company is required to prepare an accounting restatement. The Compensation Committee (or a majority of independent directors) administers the policy, including determining the method of recovery and, where permitted, whether recovery is impracticable under the limited exceptions specified in the policy.

The foregoing summary of our Clawback Policy does not purport to be complete and is qualified in its entirety by reference to the Company’s Clawback Policy, a copy of which is included as Exhibit 97.1 to our Annual Report.

Insider Trading Policy; Rule 10b5-1 Trading Plans

We have adopted an insider trading policy (the “Insider Trading Policy”), which sets forth restrictions and procedures related to trading in the Company’s securities on the basis of material nonpublic information by our directors and employees, their immediate family members and entities owned or controlled by them as well as certain other covered persons. The policy also describes instances where certain persons, including our directors and executive officers, must obtain prior approval before engaging in a transaction in our securities. In addition, our Insider Trading Policy sets forth restrictions for trading blackout periods applicable to covered insiders, as well as limited exceptions to such restrictions.

2026 PROXY STATEMENT	19

CORPORATE GOVERNANCE

In addition, our Insider Trading Policy prohibits covered persons from purchasing our securities on margin, borrowing against Company securities held in a margin account, or pledging our securities as collateral for a loan. However, in extraordinary situations where a person wishes to pledge Company securities as collateral for a loan (other than a margin loan) and can clearly demonstrate the financial capacity to repay the loan without resort to the pledged Company securities, an exception may be granted.

The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the Company’s Insider Trading Policy, a copy of which is included as Exhibit 19.1 to our Annual Report.

We have authorized our executive officers to enter into trading plans established according to Rule 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) designated by the Company. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without subsequent direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time.

Anti-Hedging Policy

Our Insider Trading Policy also prohibits short sales, hedging and other derivative transactions involving GrabAGun securities by covered persons, including short sales of our securities (including short sales “against the box”), purchases or sales of puts, calls, or other derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities.

Communications with Directors

Shareholders and other interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of GrabAGun Digital Holdings Inc. c/o any specified individual director or directors at the address of our executive offices. Any such letters are sent to the indicated directors.

20

DIRECTOR COMPENSATION

Director Compensation

Non-Employee Director Compensation

Upon the consummation of the Business Combination, the Board approved the Company’s Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”). Under the policy, the Company pays non-employee directors a cash retainer for service on the Board and for service on each committee of which the director is a member. The chairperson of each committee receives higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board and no fee was payable in respect of any period prior to the completion of the Business Combination.

In addition, under the Non-Employee Director Compensation Policy, each non-employee director will receive, upon his or her initial election or appointment to the Board, an initial equity award under the Company’s 2025 Stock Incentive Plan (the “2025 Stock Incentive Plan”) in the form of restricted stock units (“RSUs”) with a value of $150,000, based on the fair market value of the Company’s common stock on the grant date. Further, each non-employee director elected by the shareholders at our annual meeting of shareholders will receive an annual equity award under the 2025 Stock Incentive Plan in the form of RSUs with a value of $125,000, based on the closing price of the common stock on the last business day preceding the grant date. Initial equity awards and annual equity awards vest on the earlier to occur of (i) first anniversary of the grant date and (ii) the date of the annual meeting of shareholders, subject to the non-employee director’s service as a director through the vesting date (unless otherwise provided at the time of grant). Each equity award will accelerate in full upon a change in control of the Company.

Member Annual Fee

Compensation
Annual Board Cash Retainer	$50,000
Additional Retainers for Committee Chairs
• Audit Committee	$15,000
• Compensation Committee	$10,000
• Nominating and Corporate Governance Committee	$10,000
• Mergers & Acquisitions Committee	$10,000
Additional Retainers for Committee Members
• Audit Committee	$10,000
• Compensation Committee	$5,000
• Nominating and Corporate Governance Committee	$5,000
• Mergers & Acquisitions Committee	$5,000
Additional Retainer for Board Chair or Lead Independent Director	$25,000
Annual Equity Award (non-employee directors)	$125,000
Initial Equity Award (non-employee directors)	$150,000

2026 PROXY STATEMENT	21

DIRECTOR COMPENSATION

The Company will reimburse non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve.

We believe that equity compensation helps to further align the interests of our directors with those of our shareholders because the value of directors’ share ownership will rise and fall with that of our other shareholders. No equity awards will include any form of “gross-up payment” to cover taxes. Additionally, there is a limit on the number of shares of the Company’s common stock granted to each non-employee director such that the fair market value of equity-based awards and the amount of any cash-based awards granted to a non-employee director during any calendar year will not exceed $750,000 (or $950,000 in the director’s initial year of service).

2025 Director Compensation

	Fees Earned or
Name	Paid in Cash (1)	Stock Awards (2)	Total
Kelly Reisdorf	$23,695	$150,001	$173,696
Chris Cox	$12,555	$150,001	$162,556
Andrew J. Keegan	$16,371	$150,001	$166,372
Collins Idehen Jr.	$12,555	$150,001	$162,556
Blake Masters	$13,601	$150,001	$163,602
Donald J. Trump Jr.	$10,463	$150,001	$160,464
Dusty Wunderlich	$12,555	$150,001	$162,556

(1)
Fees Earned or Paid in Cash. Each non-employee director is entitled to receive an annual cash retainer of $50,000, or a prorated amount for a shorter period of service. We provide additional retainers to the Chairman and to each Director who serves as the Chair of a standing committee, the amounts of which are set forth above under the heading “Non-Employee Director Compensation.” All cash retainers are paid in quarterly installments in arrears.
(2)
Stock Awards. As part of their retainers upon joining the Board following the closing of the Business Combination, each non-employee director was granted an equity award of 11,433 RSUs on July 16, 2025, with an aggregate grant date fair value equal to $150,001. Amounts in this column represent the aggregate grant date fair value of each applicable award of RSUs, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. At December 31, 2025, each non-employee Director held 11,433 unvested RSUs.

22

Proposal 2 Ratification of the Company’s Independent Registered Accounting Firm

Proposal 2 – Ratification of the Company’s Independent Registered Accounting Firm

Ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm (“independent auditor”). To execute this responsibility, the Audit Committee annually evaluates the independent auditor’s qualifications, performance, and independence. In considering the appointment of the independent auditor, the Audit Committee annually evaluates the independent auditor’s performance relative to various qualifications, including (i) the quality of services and sufficiency of resources provided by the independent auditor firm and engagement team, (ii) communication and interaction with the independent auditor, and (iii) the independent auditor’s independence, objectivity, and professional skepticism.

The Audit Committee has appointed Weaver and Tidwell, L.L.P. (“Weaver”) as the Company’s independent auditor for the fiscal year ending December 31, 2026. Weaver’s background knowledge of the Company and its subsidiaries, combined with its industry expertise, has enabled it to carry out its audits of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Weaver as our independent auditor is in the best interest of the Company and its shareholders.

We request that our shareholders ratify the appointment of Weaver as GrabAGun’s independent auditor for the fiscal year ending December 31, 2026. If the shareholders do not ratify such appointment, the Audit Committee will take note and may reconsider its retention of Weaver. If such appointment is ratified, the Audit Committee will still have the discretion to replace Weaver at any time during the year. Representatives of Weaver are expected to be present at the Annual Meeting and will have the opportunity to make a statement. They will also be available to respond to questions from shareholders regarding their audit of our consolidated financial statements for the fiscal year ending December 31, 2025.

Recommendation of the Board

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Weaver as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

2026 PROXY STATEMENT	23

Proposal 2 – Ratification of the Company’s Independent Registered Accounting Firm

Change in our Independent Registered Accounting Firm in July 2025

On July 17, 2025, the Audit Committee approved the engagement of Weaver as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2025. Weaver served as the independent registered public accounting firm of Metroplex prior to the merger and other transactions contemplated by the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed on July 16, 2025 (“Resignation Date”) that it would be replaced by Weaver as the Company’s independent registered public accounting firm following the closing of the Business Combination.

The report of Withum on the Company’s consolidated balance sheet as of December 31, 2024, and the related consolidated statement of operations, changes in stockholders’ deficit and cash flows for the period from December 30, 2024 (inception) through December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained a paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern because of the Company’s liquidity condition, date for mandatory liquidation and subsequent dissolution.

During the period from December 30, 2024 (inception) through December 31, 2024, and the subsequent interim period through the Resignation Date, there were no disagreements between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreement in connection with its report covering such period.

During the period from December 30, 2024 (inception) through December 31, 2024, and subsequent interim period through the Resignation Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act (“Regulation S-K”)).

During the period from December 30, 2024 (inception) through July 17, 2025, neither the Company nor anyone on the Company’s behalf consulted with Weaver regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written report or oral advice was provided to the Company by Weaver that Weaver concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Accounting Firm’s Fees and Services

As described above, Weaver was appointed as our independent registered accounting firm in July 2025, upon the dismissal of Withum. Weaver served as the independent registered public accounting firm of Metroplex prior to the Business Combination, beginning in December 2024. The fees of Weaver presented below are not representative of the fees to be billed by Weaver for the Company as a public company, but are presented solely to provide our shareholders with a basis to understand our historical relationship with Weaver.

The following table presents the aggregate fees billed by Weaver and Withum (including fees billed to Metroplex, in the case of Weaver, and to Colombier in the case of Withum), for the fiscal years

24

Proposal 2 Ratification of the Company’s Independent Registered Accounting Firm

ended December 31, 2025 and 2024. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

Fees	2025(5)	2024(6)	2025(7)	2024(8)
Audit Fees (1)	$551,325	$468,166	$73,136	$70,200
Audit-Related Fees (2)	$47,552	$4,778	$74,608	$—
Tax Fees (3)	$15,304	$18,480	$—	$—
All Other Fees (4)	$—	$—	$—	$—
Total	$614,181	$491,424	$147,744	$70,200

(1)
Audit Fees. Fees and related expenses billed for professional services for the integrated audit of the consolidated financial statements of the Company and its subsidiaries (as required), including the annual financial statement audit, the reviews of the interim financial statements included in quarterly reports on Form 10-Q for the Company and its subsidiaries (as required), statutory audits or other financial statement audits of subsidiaries, the audit of the effectiveness of our internal control over financial reporting, assistance with and review of documents filed with the SEC, and other services that enable the independent auditor to form an opinion of the consolidated financial statements of the Company and its subsidiaries (as required).
(2)
Audit-Related Fees. Fees and related expenses billed for assurance and related services that are reasonably related to the audit or review of the financial statements of the Company and its subsidiaries (as required) and for other services that are traditionally performed by the independent auditor. Such services consist of fees for employee benefit plan audits, assessments and testing of internal controls, comfort letters, accounting advisory services and accounting consultations not directly associated with the annual audit or quarterly reviews.
(3)
Tax Fees. Fees billed for permitted tax services, including tax compliance, tax advice, and tax planning.
(4)
All Other Fees. All other fees paid for services rendered that are not reported under “Audit Fees,” “Audit Related Fees,” or “Tax Fees.”
(5)
Represents fees billed by Weaver for the year ended December 31, 2025, including (i) to Metroplex prior to the Business Combination and (ii) to GrabAGun Digital Holdings Inc. following the Business Combination.
(6)
Represents fees billed by Weaver for the year ended December 31, 2024 to Metroplex. Includes fees for Weaver’s audits of Metroplex’s financial statements for the years ended December 31, 2024 and December 31, 2023, which were performed concurrently.
(7)
Represents fees billed by Withum for the year ended December 31, 2025, including fees billed to Colombier and GrabAGun Digital Holdings Inc. prior to and following the Business Combination.
(8)
Represents fees billed by Withum for the year ended December 31, 2024 to Colombier.

Pre-Approval Policy of the Audit Committee

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Prior to the Business Combination, all of the services listed in the table above provided by Withum and Weaver to the Company and Metroplex were approved by each company in accordance with its respective policies then in effect.

2026 PROXY STATEMENT	25

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

Unless otherwise indicated or the context otherwise requires, references in this section of the Proxy Statement to the “Company,” “GrabAGun,” “we,” “us” or “our” are intended to refer to (i) following the Business Combination, GrabAGun Digital Holdings Inc. and its consolidated subsidiaries, and (ii) prior to the Business Combination, Metroplex Trading Company LLC. The following discussion of the compensation arrangements of our named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024 reflects both compensation from Metroplex Trading Company LLC (prior to the closing of the Business Combination) and compensation from the Company (from the date of the closing of the Business Combination through December 31, 2025), and should be read together with the compensation tables and related disclosures provided below.

Because we are an emerging growth company within the meaning of the Securities Act, we have opted to comply with the executive compensation rules applicable to “smaller reporting companies,” as such term is defined under the Exchange Act. This section discusses the material elements of compensation, for the fiscal years ended December 31, 2025 and December 31, 2024, awarded to, earned by or paid to our principal executive officer and our two most highly compensated executive officers (other than our principal executive officer) serving as executive officers at the end of the fiscal year ended December 31, 2025, each of whom also served as an executive officer of Metroplex prior to the closing of the Business Combination. These three individuals are referred to as our “named executive officers” or “NEOs”.

Our NEOs are as follows:

Name	Age	Principal Position
Marc Nemati	38	President, Chief Executive Officer and Chairman of the Board
Matthew Vittitow	49	Chief Operating Officer and Director
Justin C. Hilty	50	Chief Financial Officer

26

EXECUTIVE COMPENSATION

Marc Nemati

President, Chief Executive Officer and Chairman of the Board

Age 38[1]

Professional Highlights

Marc Nemati became the President, Chief Executive Officer and Chairman of the Board of the Company upon consummation of the Business Combination on July 15, 2025. Prior to the Business Combination, he was a member of GrabAGun since 2011 and served as GrabAGun’s President since October 2023 and its Chief Executive Officer since September 2024 and previously was its Chief Information Officer. As a software engineer by training, Mr. Nemati has pioneered ground-up software solutions for virtually every business process, enabling GrabAGun’s highly efficient scalability. Under Mr. Nemati’s leadership, GrabAGun developed industry-leading software for inventory management, operations management and regulatory compliance. Mr. Nemati spearheaded the development of the first federally government-approved, electronically stored background check process. Prior to joining GrabAGun, Mr. Nemati held senior software engineering positions at IBM, focused on developing software solutions for IBM’s global enterprise retail and consumer products clients, from 2008 to 2016.

Qualifications

Mr. Nemati brings extensive knowledge of the firearms industry to GrabAGun and a deep background in technology, eCommerce and engineering, making him well qualified as a member of the Board.

Education

Mr. Nemati received both a B.S. degree in Computer Science and an M.S. degree in Security Engineering from Southern Methodist University.

1 All ages are as of the date the proxy was mailed on April 28, 2026.

2026 PROXY STATEMENT	27

EXECUTIVE COMPENSATION

Matthew Vittitow

Chief Operating Officer and Director

Age 49

Professional Highlights

Matthew Vittitow became the Chief Operating Officer of the Company upon consummation of the Business Combination on July 15, 2025. Prior to the Business Combination, he was a member of GrabAGun and served as GrabAGun’s Chief Operating Officer since 2010 and is a co-founder of the Company. Mr. Vittitow has been instrumental in fueling the growth and stability of GrabAGun by leveraging his background in technology and operations management to contribute to developing best-in-industry operating procedures and efficiencies. From 2001 to 2013, Mr. Vittitow served as a software implementation manager at Fidelity National Information Services, Inc., a financial services technology solutions provider.

Qualifications

Mr. Vittitow’s nearly 15 years of experience operating in the firearms eCommerce business environment makes him well-qualified as a member of the Board.

Education

Mr. Vittitow received a B.S. degree in Business Computer Information Systems from the University of North Texas and an M.B.A. from the University of Oklahoma.

Justin C. Hilty

Chief Financial Officer

Age 50

Professional Highlights

Justin C. Hilty became the Chief Financial Officer of the Company upon the consummation of the Business Combination on July 15, 2025. He has served as GrabAGun’s Chief Financial Officer since 2010 and is a co-founder of the Company. Mr. Hilty has managed GrabAGun’s financial, accounting and banking activities since inception. From 2007 to 2010, he served as a vice president at Comerica Bank, where he worked with the bank’s largest commercial customers to structure tax advantaged leases, and from 1994 to 2007, he worked in the commercial finance department of Citigroup, where he participated in underwriting commercial equipment financing.

Education

Mr. Hilty received a B.S. degree in Accounting from the University of Texas at Arlington.

28

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Position	Years	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	All Other Compensation ($)(3)(4)	Total ($)
Marc Nemati,	2025	354000	222,825	910,000	—	904,700	2,391,525
President and Chief Executive Officer	2024	180,000	—	—	—	1,111,600	1,291,600
Matthew Vittitow,	2025	296,123	83,632	455,000	—	895,000	1,729,755
Chief Operating Officer	2024	180,000	—	—	—	1,105,000	1,285,000
Justin C. Hilty,	2025	296,123	83,632	455,000	—	906,992	1,741,747
Chief Financial Officer	2024	180,000	—	—	—	1,112,200	1,285,000

(1)
Amounts in this column represent discretionary bonuses paid to each of Messrs. Nemati, Vittitow and Hilty under the terms of their respective Employment Agreements as determined by the Compensation Committee based on a consideration of each NEOs individual performance and leadership contributions, the successful build-out of the executive team and public-company infrastructure, and the overall financial and operational performance of the business.
(2)
Amounts in this column represent the aggregate grant date fair value of each applicable award of RSUs, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. As of December 31, 2025, Mr. Nemati had 183,333 unvested RSUs, and each of Messrs. Vittitow and Hilty had 91,667 unvested RSUs.
(3)
Amounts listed for 2025 in the “All Other Compensation” column include (i) distributions of profits made during 2025 prior to the closing of the Business Combination in the amount of $895,000 to each of Messrs. Nemati, Vittitow and Hilty by Metroplex based on their based upon their allocable share of membership interest income, and (ii) 401(k) matching contributions made by the Company to Messrs. Nemati and Hilty during 2025 in the amount of $9,700 and $11,992, respectively.
(4)
Amounts listed for 2024 in the “All Other Compensation” column include (i) distributions of profits made during 2024 in the amount of $1,105,000 to each of Messrs. Nemati, Vittitow and Hilty by Metroplex based on their based upon their allocable share of membership interest income, and (ii) 401(k) matching contributions made by Metroplex to Messrs. Nemati and Hilty during 2024 in the amount of $6,600 and $7,200, respectively.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Prior to the Business Combination

Prior to the consummation of the Business Combination on July 15, 2025, Messrs. Hilty received annual base salaries of $180,000 and no bonuses or equity-based awards. Their primary compensation consisted of distributions of profits based on their ownership interests in the Company.

Employment Agreements

Effective upon the closing of the Business Combination, each of Messrs. Nemati, Vittitow and Hilty entered into an employment agreement with us (the “Employment Agreements”). The Employment Agreements with Messrs. Nemati, Vittitow and Hilty extend for a period of three years, with automatic renewal for one year upon expiration. Pursuant to these Employment Agreements, Messrs. Nemati, Vittitow and Hilty have agreed to devote all of their time, attention and ability, to our business as our President and Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer, respectively. The Employment Agreements provide that Messrs. Nemati, Vittitow and Hilty will receive an initial base salary during 2025 at an annual rate of $550,000, $425,000 and $425,000, respectively, for services rendered in such positions, with annual base salary increases as reviewed and adjusted by the Board. In addition, the Employment Agreement Agreements provide for discretionary annual cash bonuses based on the financial results for the fiscal year or such other

2026 PROXY STATEMENT	29

EXECUTIVE COMPENSATION

performance goals established by the Board (or Compensation Committee) in consultation with the executive. The cash bonuses range from up to 50% of the executive’s annual base salary for Messrs. Vittitow and Hilty to up to 100% of the executive’s annual base salary for Mr. Nemati. In addition, pursuant to the terms of the Employment Agreements and as subsequently approved by the Board, Messrs. Nemati, Vittitow and Hilty were granted awards under the 2025 Stock Incentive Plan of 200,000, 100,000 and 100,000 RSUs, respectively, to vest over three years in twelve equal quarterly installments, subject to the executive’s continued performance of service for GrabAGun through each vesting date. We have agreed to pay or reimburse each executive for all reasonable business expenses in the ordinary course of performing his duties, subject to customary practices and policies as are in effect with respect to travel, entertainment and other business-related activities.

The Employment Agreements also provide for severance benefits and benefits upon a termination at, following, or in connection with the resignation, change in control, or other termination of an NEO. as detailed below under “Termination and Change in Control Benefits.”

The Employment Agreements also provide that GrabAGun will indemnify each of Messrs. Nemati, Vittitow and Hilty to the fullest extent permitted by law and/or our governing certificate of formation, bylaws and other organizational documents against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that the executive is or was an employee, officer, or director of GrabAGun, and that GrabAGun will maintain directors and officers liability insurance and will pay the expenses incurred in defending any proceeding referenced in the foregoing in advance of its final disposition.

In addition, the Employment Agreements incorporate by reference the terms of the Non-Competition and Non-Solicitation Agreements previously executed by the executives in favor of GrabAGun and its subsidiaries (the “Covered Parties”). Pursuant to these agreements, the executives agreed for a period of three years after the closing of the Business Combination not to compete with the Covered Parties and not to solicit the employees and customers of the Covered Parties. Each executive also agreed not to disparage the Covered Parties and to customary confidentiality requirements.

Executive Compensation after the Business Combination

The Compensation Committee’s approach to executive compensation is guided by the following core objectives:

•
attracting and retaining executive talent with the experience and capabilities required to lead a publicly traded company in a competitive and regulated industry;
•
motivating executives to achieve the Company’s near-term operational and financial goals; and
•
aligning executive interests with the long-term interests of the Company’s shareholders.

In establishing compensation for the NEOs in connection with the Company’s listing, the Company considered competitive market data for executive roles at companies of comparable size, stage, and complexity, with reference to both the broader eCommerce and technology-enabled retail sector and the specific demands of operating in a regulated industry. The Company did not formally adopt a named peer group for fiscal 2025, reflecting the transitional nature of the Company's first partial year as a public company, and expects to consider establishing a formal peer group for benchmarking compensation decisions in either fiscal 2026 or fiscal 2027.

30

EXECUTIVE COMPENSATION

Overview of Fiscal 2025 Compensation

Fiscal 2025 was the Company’s first partial year as a publicly traded company, having closed the Business Combination in July 2025. The compensation program for the NEOs reflects the transitional nature of that period. Base salaries of our NEOs were established under their Employment Agreements, the terms of which were negotiated prior to the closing of the Business Combination: Marc Nemati, President and Chief Executive Officer — $550,000; Matt Vittitow, Chief Operating Officer — $425,000; and Justin Hilty, Chief Financial Officer — $425,000. No formal annual incentive plan with pre-established quantitative performance goals was in place for fiscal 2025 and the NEOs’ Employment Agreements contain contractual provisions relating to annual discretionary bonuses, as described above.

Fiscal 2025 One-Time Discretionary Bonus Awards

In November 2025, the Compensation Committee approved one-time discretionary cash bonus awards to each NEO in recognition of their contributions during fiscal 2025. The Company’s listing required the named executive officers to simultaneously manage the operational demands of a growing business and the organizational requirements of becoming a public company — including financial reporting infrastructure, internal controls, investor relations, and governance practices — in a compressed timeframe and without the benefit of a full fiscal year.

In determining award amounts, the Compensation Committee considered each officer’s individual performance and leadership contributions, the successful build-out of the executive team and public-company infrastructure, and the overall financial and operational performance of the business. No formal bonus plan, binding performance formula, or pre-established payout schedule was applied to these awards. In determining award amounts, the Compensation Committee attributed greater weight to the Chief Executive Officer’s role given the disproportionate demands placed on that position during the Company’s transition to public company status, and his outsized contribution to the outcomes achieved during fiscal 2025. These awards are not intended to be indicative of the ongoing incentive compensation structure going forward.

Because each NEO commenced employment upon the closing of the Business Combination in July 2025, actual salary earned was prorated from each NEO’s respective start date through December 31, 2025. Awards were calculated by applying the applicable percentage determined by the Compensation Committee to each NEO’s actual prorated salary earned, reflecting the Compensation Committee’s view that each officer performed at the level of his full role throughout the period of employment.

Name	Annualized Salary	Prorated Salary Earned	Bonus % of Annualized Salary	Discretionary Bonus
Marc Nemati, President and Chief Executive Officer	$550,000	$254,648	87.5%	$222,825
Matthew Vittitow, Chief Operating Officer	$425,000	$196,781	42.5%	$83,632
Justin C. Hilty, Chief Financial Officer	$425,000	$196,781	42.5%	$83,632

Transition to Structured Incentive Compensation for Fiscal 2026

The Compensation Committee has established a formal Annual Incentive Plan for fiscal 2026 with established performance goals tied to financial metrics. Fiscal 2025 discretionary awards are a

2026 PROXY STATEMENT	31

EXECUTIVE COMPENSATION

one-time occurrence reflecting the unique circumstances of the Company’s first partial year as a public company and are not indicative of the Company’s compensation structure on a go-forward basis.

32

EXECUTIVE COMPENSATION

Outstanding Equity Awards as of December 31, 2025

The following table sets forth information with respect to outstanding equity awards held by our named executive officers as of December 31, 2025.

Name and Position	RSU Grant Date	Number of Shares or Units of Stock that Have not Vested (#)		Market Value of Shares or Units of Stock that Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)

Marc Nemati	9/25/2025	183,333	(1)	551,832	—	—

Matthew Vittitow	9/25/2025	91,667	(1)	275,918	—	—

Justin C. Hilty	9/25/2025	91,667	(1)	275,918	—	—

(1)
Awards in this column reflect unvested RSUs granted to our NEOs pursuant to their Employment Agreements under our 2025 Stock Incentive Plan as of December 31, 2025. The first vesting of the RSUs occurred on October 15, 2025 and the remaining unvested RSUs vest in eleven equal quarterly installments, subject to the executive’s continued performance of service for GrabAGun through each vesting date.
(2)
The market values of the RSU awards that have not vested are calculated by multiplying the number of shares underlying the RSUs shown in the table by $3.01, the closing price of our common stock on December 31, 2025, the last trading day of the year ended December 31, 2025.

Additional Narrative Disclosure

Termination and Change in Control Benefits

The Employment Agreements of our NEOs provide for certain payments and benefits in the event of certain terminations of employment. The material terms of such arrangements are described below.

In the event any of the Employment Agreements are terminated by GrabAGun without “Cause” (as defined below) or by the executive for “Good Reason” (as defined below) other than during a "Change in Control Period" (as defined below), the executive will be entitled to receive (i) the executive’s then-current annual base salary for the greater of (x) two years for Mr. Nemati and one year for Messrs. Vittitow and Hilty, and (y) the remaining duration of the three-year initial employment period, (ii) a lump sum payment equal to 100% of the target annual bonus for the year in which the termination occurs, (iii) the amount of any annual bonus not yet paid for a full calendar year and (iv) COBRA health continuation for up to 18 months (collectively, “Severance Benefits”).

In the event any of the Employment Agreements are terminated by us without “Cause” or by the executive for “Good Reason,” in either case within the period beginning three months before and ending twelve months after a “Change in Control” (as defined in the Employment Agreements) (the “Change in Control Period”), the executive will be entitled to receive, in lieu of the Severance Benefits described above, (i) a lump sum payment of (x) three years of base salary and (y) an amount equal to 150% of his target bonus for the year of termination (or, if higher, the executive’s target bonus immediately prior to the “Change in Control”), (ii) a lump sum payment equal to 100% of his target bonus for the year of termination (or, if higher, the executive’s target bonus immediately prior to the “Change in Control”) pro-rated based on the number of days he was employed during the calendar year in which his termination occurs, and (iii) COBRA health continuation for up to two years. In addition, all of the executive’s then-unvested equity awards (including any stock options or

2026 PROXY STATEMENT	33

EXECUTIVE COMPENSATION

RSUs) will vest and become fully exercisable or non-forfeitable as of the later of the date of the “Change in Control” and the executive’s termination date.

For purposes of the Employment Agreements:

•
“Cause” means (i) engagement in any conduct that materially affects the business interests or reputation of GrabAGun or its affiliates (excluding poor performance or failure to meet GrabAGun objectives), (ii) breach of the Non-Competition and Non-Solicitation Agreement executed by the executive in favor of GrabAGun and its respective subsidiaries, (iii) willful and repeated failure to perform in any material respect, the executive’s duties to GrabAGun under his Employment Agreement (following written notice, if susceptible to cure), (iv) fraud or embezzlement, or willful misconduct with respect to GrabAGun or its affiliates, (v) material breach of his Employment Agreement or material breach of GrabAGun policies (following written notice, if susceptible to cure), or (vi) conviction of, or plea of guilty or nolo contendere to, a misdemeanor relating to GrabAGun or its affiliates, any crime involving dishonesty or moral turpitude, or any felony; and
•
“Good Reason” means resignation because of (i) material diminution of the executive’s position, duties or responsibilities, (ii) decrease in the executive’s base salary or bonus opportunity, (iii) involuntary relocation of work location by more than 25 miles from GrabAGun’s offices in Coppell, Texas or (iv) a material breach by GrabAGun of its obligations under the Employment Agreement.

The Employment Agreements also contain a Section 280G limited cutback, in which each of Messrs. Nemati, Vittitow and Hilty are entitled to receive the greater of (x) the best net after-tax amount of any payments that are subject to the excise tax imposed by Section 4999 of the Code, calculated in a manner consistent with Section 280G of the Code, and (y) the amount of parachute payments such executive would be entitled to receive if they were reduced to an amount equal to one dollar less than the amount at which the executive becomes subject to excise tax imposed by Section 4999 of the Code.

Retirement Benefits

Our NEOs are eligible to participate in our 401(k) plan, which is a defined contribution plan offered to all of our full-time employees. There are no other retirement benefit arrangements covering our NEOs.

34

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements included in the Company’s Annual Report.

The Audit Committee also discussed with Weaver the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from Weaver required by applicable requirements of the PCAOB regarding Weaver’s communication with the Audit Committee concerning independence and has discussed with Weaver their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC. We have selected Weaver as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and have approved submitting the selection of the independent registered public accounting firm for ratification by the shareholders of the Company.

Submitted by the Audit Committee of the Board:

Andrew J. Keegan, Chair

Blake Masters

Kelly Reisdorf

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent we specifically incorporate it by reference into such filing.

2026 PROXY STATEMENT	35

INFORMATION ABOUT STOCK OWNERSHIP

Information About Stock Ownership

Security Ownership of Certain Beneficial Owners and Management

Overview

The table below provides information concerning beneficial ownership of our common stock as of the record date, by (1) each director, director nominee, and named executive officer of our company, (2) each of our executive officers and directors, and (3) each person known by the Company to be the beneficial owner of more than 5% of a class of our voting securities on the record date.

The following table is based upon information supplied by directors, executive officers and principal shareholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in the table entitled “% of Common Stock” is based upon 29,400,075 shares of common stock outstanding as of the record date.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock(2)	% of Common Stock(2)
Executive Officers and Directors:
Marc Nemati(3)	2,655,901	9.0%
Matthew Vittitow	2,517,945	8.6%
Justin C. Hilty(4)	2,517,945	8.6%
Chris Cox(5)	21,433	—
Blake Masters(6)	11,433	—
Donald J. Trump Jr.(7)	311,433	1.1%
Collins Idehen Jr.(6)	11,433	—
Dusty Wunderlich(8)	111,433	—
Kelly Reisdorf(9)	21,433	—
Andrew J. Keegan(6)	11,433	—
All directors and executive officers as a group (10 individuals)(10)	8,191,822	27.8%
Greater than Five Percent Holders:
Brent Cossey(11)	2,500,000	8.5%
LMR Partners LLP, et al.(12)	2,252,544	7.7%

* Represents beneficial ownership of less than one percent of our outstanding common stock.

(1)
Except as otherwise indicated, the business address of each of the following entities or individuals will be c/o GrabAGun Digital Holdings Inc., 200 East Beltline Road, Suite 403, Coppell, Texas 75019. Except as otherwise indicated, each person named in the table has the sole voting and investment power with respect to all common stock beneficially owned, subject to applicable community property law.
(2)
The number of shares beneficially owned by each person or entity is determined under the rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person or entity has sole or shared voting power or investment power. The number of shares shown includes, when applicable, shares owned of record by the identified person’s minor children and spouse and by other related individuals and entities over whose shares such person has

36

INFORMATION ABOUT STOCK OWNERSHIP

custody, voting control, or power of disposition. The numbers and percentages shown include shares actually owned on April 24, 2026 and shares that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares that the identified person or group had the right to acquire within 60 days of April 24, 2026 are deemed to be outstanding for the purpose of computing the percentage of shares owned by that person or group but are not deemed to be outstanding for the purpose of computing the percentage of shares of stock owned by any other person or group.
(3)
Consists of (i) 2,535,901 shares that are owned directly by Mr. Nemati and (ii) 120,000 shares that are owned indirectly through Nemati Family Trust U/A DTD 01/22/2024.
(4)
Consists of (i) 17,945 shares that are owned directly by Mr. Hilty and (ii) 2,500,000 shares that are owned indirectly through Hilty Holdings, Ltd.
(5)
Consists of (i) 11,433 shares underlying RSUs and (ii) 10,000 shares that are owned indirectly through Buckley Coble Family Ventures LP.
(6)
Consists of 11,433 shares underlying RSUs that will vest immediately following the Annual Meeting.
(7)
Consists of (i) 300,000 shares that are owned directly by Mr. Trump and (ii) 11,433 shares underlying RSUs that will vest immediately following the Annual Meeting.
(8)
Consists of (i) 100,000 shares that are owned directly by Mr. Wunderlich and (ii) 11,433 shares underlying RSUs that will vest immediately following the Annual Meeting.
(9)
Consists of (i) 10,000 shares that are owned directly by Ms. Reisdorf and (ii) 11,433 shares underlying RSUs. that will vest immediately following the Annual Meeting
(10)
Consists of (i) 8,111,791 shares owned by our directors and executive officers as a group and (ii) 80,031 shares underlying RSUs that will vest immediately following the Annual Meeting.
(11)
Based on the Schedule 13G filed with the SEC on March 30, 2026 by Mr. Cossey. The address for Mr. Cossey, based on this Schedule 13G, is 3093 Whispering Oaks Drive, Highland Village, TX 75077.
(12)
Based on the Schedule 13G filed with the SEC on November 14, 2025 by LMR Partners LLP and affiliates. The address for LMR Partners LLP and affiliates, based on this Schedule 13G, is Devonshire House, 1 Mayfair Place, 9th Floor, London, W1J 8AJ, United Kingdom, Ben Levine and Stefan Renold, investment managers.

2026 PROXY STATEMENT	37

INFORMATION ABOUT STOCK OWNERSHIP

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025 regarding the Company’s compensation plans under which the Company’s equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	729,751	(1)	$—	(2)	3,022,348	(3)

Equity compensation plans not approved by security holders	—		—		—

TOTAL	729,751		$—		3,022,348

(1)
Consists of 729,751 shares underlying RSUs and RSAs granted under the 2025 Stock Incentive Plan that are outstanding as of December 31, 2025.
(2)
The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs or RSAs, which have no exercise price.
(3)
Reflects the number of shares of common stock that remain available for issuance under the 2025 Stock Incentive Plan, as of December 31, 2025, taking into account shares of common stock authorized for issuance under the terms of the plan less awards that were granted prior to December 31, 2025 and any applicable award forfeitures.

38

INFORMATION ABOUT STOCK OWNERSHIP

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.

Based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2025, our directors, executive officers and greater than 10% shareholders timely filed all reports they were required to file under Section 16(a), except that (1) a Form 4 for Marc Nemati disclosing the acquisition of shares upon the vesting of restricted stock units on October 15, 2025 was not timely filed (such acquisition and vesting was subsequently reported in a Form 4 filed on November 18, 2025), (2) a Form 4 filing for Justin Hilty disclosing the acquisition of shares upon the vesting of restricted stock units on October 15, 2025 was not timely filed (such acquisition and vesting was subsequently reported on a Form 4 filed on January 16, 2026), and (3) a Form 4 for Matthew Vittitow disclosing the acquisition of shares upon the vesting of restricted stock units on October 15, 2025 was not timely filed (such acquisition and vesting was subsequently reported in a Form 4 filed on January 16, 2026).

2026 PROXY STATEMENT	39

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Certain Relationships and Related Person Transactions

The following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which the Company has been or is to be a participant and:

•
the amount involved exceeded or exceeds $120,000; and
•
any of the Company’s directors, director nominees, executive officers, or holders of more than 5% of the Company’s common stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Credova

Under a merchant agreement between the Company and Credova Financial, LLC (“Credova”), Credova provides a consumer financing option enabling the Company’s customers to finance their purchases, for which Credova is paid a merchant fee on account of completed sale transactions utilizing Credova financing (“Credova Financed Transactions”). For the years ended December 31, 2025 and December 31, 2024, Credova Financed Transactions represented approximately 5% and 4%, respectively, of the Company’s total sales transactions, generating approximately 8% of the Company’s total revenues. Credova is a wholly owned subsidiary of PSQ Holdings, Inc. (“PublicSq.”). Dusty Wunderlich is the President of Credova and a member of the PublicSq. board of directors; each of Donald J. Trump Jr. and Blake Masters are also members of the PublicSq. board of directors.

Infinity Group

In March 2026, the Company entered into a Construction Agreement with The Infinity Group, LLC, a company controlled by the father-in-law of an executive officer of the Company, following a competitive bidding process. Under the Construction Agreement, The Infinity Group, LLC will perform interior construction and repair services for the Company’s new headquarters located in Farmers Branch, Texas. The Construction Agreement provides for payments of up to approximately $5.2 million over an eight-month period.

Colombier Acquisition Corp. II

Assignment, Assumption, and Amendment to Warrant Agreement

On July 15, 2025, Colombier, the Company and Continental Stock Transfer & Trust Company, as warrant agent, entered into an Assignment, Assumption, and Amendment to Warrant Agreement. The amendment provides for, among other things, the assignment by Colombier to the Company of all of Colombier’s right, title, and interest in and to the Warrant Agreement, dated November 20, 2023, and the warrants issued thereunder, and the assumption by the Company of all of Colombier’s obligations under the Warrant Agreement.

Amended and Restated Registration Rights Agreement

On July 15, 2025, Colombier, the Company, Colombier Sponsor II LLC and the former members of Metroplex, entered into an amended and restated registration rights agreement. The agreement amended and restated the Registration Rights Agreement entered into at the time of Colombier’s initial public offering, pursuant to which (i) the Company assumed the registration obligations of Colombier under such registration rights agreement, with such rights applying to the shares of

40

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

common stock of the Company and (ii) the holders of equity interests of the Company will be granted equal registration rights thereunder.

Lock-Up Agreements

On January 6, 2025, our executive officers entered into a lock-up agreement with the Company and Colombier, pursuant to which our executive officers agreed not to (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company to be received by such executive officers in connection with the business combination, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of common stock of the Company, or (iii) publicly disclose the intention to do any of the foregoing.

In April 2025, Donald J. Trump Jr. also entered into a similar form of lock-up agreement covering the shares he received pursuant to the Consulting Agreement.

Seller Support Agreement

On January 6, 2025, Colombier, the former members of Metroplex and Metroplex entered into a Seller Support Agreement pursuant to which, among other things, each of the former members of Metroplex agreed to vote his membership interests in favor of the adoption of the business combination agreement, the ancillary documents, the approval of the Business Combination and any amendments to the Company’s organizational documents in connection therewith, subject to certain customary conditions.

Insider Letter

On July 15, 2025, the Company, Colombier and Colombier Sponsor II LLC entered into an amendment to that certain letter agreement dated as of November 20, 2023 by and among Colombier, Colombier Sponsor II LLC and certain Colombier affiliates that was entered into in connection with Colombier's initial public offering (the “Insider Letter”), (i) to add the Company as a party to the Insider Letter, (ii) to revise the terms of the Insider Letter to reflect the transactions contemplated by the business combination agreement, including the issuance of shares of common stock of the Company in exchange for the ordinary shares of Colombier, and (iii) to amend the terms of the lock-up set forth in the Insider Letter to conform with the lock-up terms in the Lock-Up Agreements.

Consulting Agreement

Effective as of December 31, 2024, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with Donald J. Trump Jr. to serve as a strategic consultant. Pursuant to the Consulting Agreement, Mr. Trump’s consulting services include (a) assisting the Company with the development and execution of marketing strategies to promote the Company’s mission and products, and increase brand awareness and customer engagement, (b) identifying and cultivating partnerships with like-minded for-profit and nonprofit organizations to expand the Company’s reach and impact, (c) advising the Company and its creative team in developing compelling campaigns and materials that align with the Company’s brand, values and goals, (d) participating in speaking and media engagements, serving as a spokesperson for the Company to effectively communicate the Company’s mission and initiatives, and (e) working closely with and advising the Company’s Chief Executive Officer and executive team to assist the Company with the development and execution of its strategic plan. The term of the Consulting Agreement extends for one year and is automatically renewable on a month-to-month basis until either party provides timely written notice of their intention not to renew the agreement. As compensation for Mr. Trump’s consulting services, Mr. Trump received an award of 300,000 shares of the Company’s common stock. The Consulting

2026 PROXY STATEMENT	41

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Agreement contains customary representations and warranties by both the Company and Mr. Trump and mutual confidentiality and indemnification obligations.

Other Agreements with Directors and Officers of the Company

Employment Agreements

Compensation arrangements for GrabAGun’s named executive officers are described elsewhere in this proxy statement.

Indemnification Agreements

The Company entered into indemnification agreements with each of its directors and executive officers, which provide for indemnification and advancements by the Company of certain expenses and costs under certain circumstances. The indemnification agreements provide that we will indemnify each of our directors and executive officers against any and all expenses incurred by such director or executive officer because of his or her status as a director or officer of the Company.

Non-Competition Agreements

The Company entered into non-competition and non-solicitation agreements with each of its executive officers, pursuant to which the executive officers agree for a period of three years not to compete with the Company and its subsidiaries and not to solicit the employees and customers of the Company and its subsidiaries. Each executive officer also agreed not to disparage the Company and to customary confidentiality requirements.

Related Person Transaction Policy

We have adopted a written Related Person Transaction Policy, which was approved by the Board on July 15, 2025 upon the closing of the Business Combination, that sets forth policies and procedures for the review, approval, and ratification of transactions involving “Related Persons.”

For purposes of the policy:

•
a “Related Person” includes any executive officer, director, or director nominee of the Company, any beneficial owner of more than 5% of any class of the Company’s voting securities, and the immediate family members of any such persons; and
•
a “Related Person Transaction” is defined as any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company was or is to be a participant, the amount involved exceeds $120,000, and a Related Person had or will have a direct or indirect material interest.

Under the policy, any proposed Related Person Transaction must be reported to the Company’s Chief Executive Officer or General Counsel and is subject to review and prior approval by the Audit Committee before the transaction may be effected or consummated. If the Audit Committee becomes aware of a Related Person Transaction that was not previously reviewed, the Audit Committee may, in its discretion, ratify the transaction. In addition, any ongoing Related Person Transaction previously reviewed by the Audit Committee is subject to annual review to evaluate whether it should be permitted to continue.

Transactions involving compensation of executive officers or directors are reviewed and approved by the Compensation Committee of the Board of Directors (or by the full Board of Directors if no such committee has been appointed).

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In evaluating a Related Person Transaction, the Audit Committee considers, among other factors, the Related Person’s interest in the transaction, the approximate dollar value of the transaction and of the Related Person’s interest therein, whether the transaction was undertaken in the ordinary course of business, whether the transaction was entered into on terms no less favorable to the Company than those that could have been reached with an unrelated third party, and the purpose of and potential benefits to the Company.

The Audit Committee may approve or ratify a Related Person Transaction only if it determines that, under all the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company and its shareholders, and the Audit Committee is required to prohibit any Related Person Transaction that it determines to be inconsistent with the interests of the Company and its shareholders. No member of the Audit Committee may participate in the review of any transaction in which such member, any immediate family member of such member, or any significant shareholder with which such member is affiliated is the Related Person.

The Policy also identifies certain categories of transactions that are deemed not to create a material direct or indirect interest on behalf of the Related Person and are therefore excluded from the definition of Related Person Transaction, including, among others, transactions in which the Related Person’s interest arises solely from service as a director of, or from ownership of less than a 10% equity interest in, another entity that is a party to the transaction, pro rata benefits received as a holder of a class of the Company’s equity securities, executive officer compensation approved or recommended by the Compensation Committee, director compensation reportable under Item 402(k) of Regulation S-K, and transactions involving competitive bids or services rendered by common carriers or public utilities at rates fixed by law.

2026 PROXY STATEMENT	43

THE ANNUAL MEETING, VOTING, AND OTHER INFORMATION

The Annual Meeting, Voting, and Other Information

Attending the Annual Meeting

The Company will hold its Annual Meeting solely by means of virtual meeting. All shareholders as of the record date of April 24, 2026 will be able to attend, vote, and participate in the meeting by remote communication.

Date and Time

Tuesday, June 23, 2026, at 10:00 a.m., Central Time.

Who May Attend

Only holders of shares as of April 24, 2026, or their authorized representatives or proxies, may attend and participate in the Annual Meeting.

How to Attend the Annual Meeting

To attend the Annual Meeting, you must register at www.proxydocs.com/PEW. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee as part of the registration process.

The virtual meeting platform is supported across various browsers and devices. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the start time to allow ample time for online check-in.

On the day of the Annual Meeting, June 23, 2026, shareholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the start of Annual Meeting. If you experience any difficulties accessing the Annual Meeting website or at any time during the Annual Meeting, please call the technical support number posted on www.proxydocs.com/PEW.

How to Participate in the Annual Meeting

To encourage shareholder participation in the virtual meeting format of the Annual Meeting, we have adopted the following practices.

Rules of Conduct. We will post to the Annual Meeting website the “Rules of Conduct,” which will address the rules for participating in the Annual Meeting, including the types of questions that will be allowed, how we will respond to the questions, and the number of questions allowed per shareholder.

Shareholders are encouraged to ask questions. Shareholders who wish to submit a question in advance may do so at www.proxydocs.com/PEW. Shareholders also may submit questions live

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THE ANNUAL MEETING, VOTING, AND OTHER INFORMATION

during the Annual Meeting by logging in to the Annual Meeting at www.proxydocs.com/PEW. During the meeting, we will address as many appropriate shareholder-submitted questions as we are able.

Directors’ Attendance at the Annual Meeting

Directors are expected to attend all annual meetings of shareholders. This year, our Directors will participate in our virtual meeting via remote communication.

Shareholders Entitled to Vote; Record Date

Shareholders of record at the close of business on April 24, 2026, which we have set as the record date, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 29,400,075 shares of our common stock. Each shareholder voting at the Annual Meeting may cast one vote per share of common stock held on all matters to be voted on at the Annual Meeting.

Voting Your Shares

Shareholders of Record

If, on April 24, 2026, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a “shareholder of record”. You may submit a proxy to vote your shares in advance of the Annual Meeting by any of the following means:

Internet Please register at www.proxydocs.com/PEW and submit a proxy to vote your shares by 10:59 p.m., Central time, on Monday, June 22, 2026
Telephone Please call the number on your proxy card to submit a proxy to vote your shares until 10:59 p.m., Central time, on Monday, June 22, 2026.

Mail

If you received printed copies of the proxy materials and prefer to submit a proxy to vote your shares by mail, please complete, sign, date, and return your proxy card by mail so that it is received prior to the Annual Meeting.

You may also attend and vote at the Annual Meeting.
Virtual Annual Meeting You may attend the Annual Meeting virtually and cast your vote at www.proxydocs.com/PEW.

Beneficial Owners or Holders in Street Name

If, on April 24, 2026, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with the proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the Annual Meeting. However, since you are not the

2026 PROXY STATEMENT	45

THE ANNUAL MEETING, VOTING, AND OTHER INFORMATION

shareholder of record, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

Quorum; Required Vote; Broker Non-Votes and Abstentions

The presence at the Annual Meeting, by means of remote communication or by proxy, of the holders of record of shares of common stock that would constitute a majority of the votes if all the issued and outstanding shares of common stock entitled to vote at such meeting were present and voted shall be necessary to constitute a quorum. Votes cast at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting, who will determine whether a quorum is present.

Assuming that a quorum is present, the affirmative vote of the majority of outstanding shares of stock present at the Annual Meeting and entitled to vote shall be required to elect directors and to ratify the appointment of Weaver as the independent registered public accountant of the Company for the fiscal year ending December 31, 2026.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Weaver as the independent registered public accountant of our company for the fiscal year ending December 31, 2026. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting.

Broker non-votes do not represent votes entitled to vote “for” or “against” a proposal and will have no effect on the election of directors or the proposal to ratify the appointment of Weaver as the independent registered public accountant of our company for the fiscal year ending December 31, 2026, as each such proposal is determined by reference to the vote of a majority of the votes present and entitled to vote.

Where a proposal requires a majority of the votes present and entitled to vote, an abstention will have the same effect as a vote “against” that proposal. As such, an abstention for any of the proposals herein will be considered as a vote “against” such proposal.

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THE ANNUAL MEETING, VOTING, AND OTHER INFORMATION

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. Except as provided above under “Quorum; Required Vote; Broker Non-Votes and Abstentions,” if no specification is indicated, the shares will be voted (1) “for” the election of each of the director nominees set forth in this proxy statement and (2) “for” the ratification of the appointment of Weaver as the independent registered public accountant of our company for the fiscal year ending December 31, 2026. If any other matter is properly presented at the Annual Meeting, the individuals specified in the proxy will vote your shares using their best judgment.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us either a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting virtually. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our Annual Report, which was made available to shareholders with or preceding this proxy statement, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

The information contained in the “Report of the Audit Committee” shall not be deemed “filed” with the SEC, or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide, without charge, a copy of our Annual Report as filed with the SEC to each shareholder of record as of the record date that requests a copy in writing. Any exhibits listed in our Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Secretary at the address of our executive offices located at 200 East Beltline Road, Suite 403 Coppell, Texas 75019.

Deadline For Receipt of Shareholder Proposals

Deadline for the Submission of Shareholder Proposals for Inclusion in our Proxy Statement for our 2027 Annual Meeting

If any shareholder intends to present a proposal to be considered for inclusion in our proxy material for our 2027 Annual Meeting of Shareholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A under the Exchange Act and must be submitted in writing by notice delivered to our Secretary at GrabAGun Digital Holdings Inc., 200 East Beltline Road, Suite 403, Coppell, TX, 75019, Attention: Secretary. Any such proposal must be received at least 120 days before the anniversary of the prior year’s proxy statement, unless the date of our Annual Meeting of Shareholders is changed by more than 30 days from the anniversary of the prior year’s annual meeting, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

2026 PROXY STATEMENT	47

THE ANNUAL MEETING, VOTING, AND OTHER INFORMATION

Deadline and Procedures under our Bylaws for Shareholder Notice of Nomination of Director Candidates and for Other Proposals

Our bylaws establish an advance notice procedure for shareholders who wish to nominate persons for election as a director or to introduce an item of other business at our 2027 Annual Meeting of Shareholders, but do not intend for such nominee or business to be included in our proxy statement. To be timely under these procedures, notice of such nomination or business related to our 2027 Annual Meeting of Shareholders must comply with the requirements in our bylaws and must be received by us (a) no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (by February 23, 2027) and no later than the close of business on the 90th day prior to such anniversary (by March 25, 2027); or (b) if our 2026 Annual Meeting of Shareholders is advanced or delayed by more than 30 days from such anniversary date, no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice.

In addition to the requirements contained in our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees at the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2027 (the 60th day prior to the first anniversary of the annual meeting for the preceding year’s annual meeting).

Householding of Proxy Materials

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to shareholders may deliver a single copy of our Notice of Internet Availability or Proxy Statement to multiple shareholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate notices and/or proxy cards. This householding procedure reduces our printing costs and postage fees.

We will deliver promptly upon written or oral request a separate copy of our Notice of Internet Availability, Proxy Statement or Proxy Card, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Please contact Continental Stock Transfer & Trust Company at (800) 509-5586 or in writing at Continental Stock Transfer & Trust,1 State Street, 30th Floor,New York, NY 10004-1561, Attention: Householding Department to request a separate copy of our Notice of Internet Availability, Proxy Statement or Proxy Card.

If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or notices of internet availability of proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Proxy Statement or Notice of Internet Availability for your household, please contact Continental Stock Transfer & Trust Company at (800) 509-5586 or in writing at Continental Stock Transfer & Trust, 1 State Street, 30th Floor, New York, NY 10004-1561, Attention: Householding Department.

Other Matters

We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as our Board of Directors may recommend.

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. GrabAGun Digital Holdings Inc. Annual Meeting of Shareholders For Shareholders of record as of April 24, 2026 Tuesday, June 23, 2026 10:00 AM, Central Time Annual meeting to be held virtually at www.proxydocs.com/PEW. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:59 PM, Central Time, June 22, 2026. Internet: www.proxydocs.com/PEW Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-890-6886 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/PEWThis proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Marc Nemati, Chairman & Chief Executive Officer, and Jonathan Wolens, General Counsel and Secretary (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of GrabAGun Digital Holdings Inc. (the "Company") which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

GrabAGun Digital Holdings Inc. Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF DIRECTORS OF GRABAGUN DIGITAL HOLDINGS INC. (THE "COMPANY") RECOMMENDS A VOTE: FOR THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2 PROPOSAL YOUR VOTE 1. Election of eight directors to each serve a one-year term ending at the 2027 Annual Meeting of Shareholders 1.01 Marc Nemati 1.02 Matthew Vittitow 1.03 Chris Cox 1.04 Andrew J. Keegan 1.05 Collins Iyare Idehen Jr. 1.06 Blake Masters 1.07 Kelly Reisdorf 1.08 Donald J. Trump Jr. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR FOR FOR FOR 2. To ratify the appointment of Weaver and Tidwell, L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. To transact any such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/PEW Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations and other entities should provide full name of corporation or other entity and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date